UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2023

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 29, 2023, shareholders of the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in lieu of the 2023 annual general meeting of the shareholders of the Company. On July 24, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), there were 18,975,000 Class A ordinary Shares, par value $0.0001 per share (the “Class A ordinary shares”) and 4,743,750 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”, and collectively with the Class A ordinary shares, the “Ordinary Shares”) issued and outstanding. At the Extraordinary General Meeting, 22,547,355 Ordinary Shares, representing approximately 95.06% of the issued and outstanding Ordinary Shares as of the Record Date, were present in person or by proxy.

At the Extraordinary General Meeting, the Company’s shareholders approved the following items:

(i)	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “amended articles of association”) by way of special resolution to extend the date by which the Company must complete a business combination from September 7, 2023 to June 7, 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (the “Extension Amendment Proposal”);

(ii)	a proposal to amend the Company’s amended articles of association by way of special resolution to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal”);

(iii)	a proposal to amend the Company’s amended articles of association to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”, and collectively with the Extension Amendment Proposal and the Founder Share Amendment Proposal, the “Article Amendment Proposals”);

(iv)	a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, each of Norman Pearlstine and Sean Glodek (“Director Appointment Proposal”); and

(v)	the proposal to ratify, by way of ordinary resolutions, the selection by the audit committee of the Board of Marcum LLP (“Auditor Ratification Proposal”).

The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Extraordinary General Meeting filed by the Company with the SEC on August 1, 2023 (the “Proxy Statement”) was not presented to the Company’s shareholders.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal required a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting; approval of the re-appointment of the directors named in the Director Appointment Proposal required an ordinary resolution under Cayman Islands law of the holders of Class B Ordinary Shares, being the affirmative vote of at least a majority of the Class B Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting; and approval of the Auditor Ratification Proposal required an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting.

Set forth below are the final voting results for each of the proposals presented at the Extraordinary General Meeting:

Extension Amendment Proposal

For	Against	Abstain
21,571,930	2	0

Accordingly, the Extension Amendment Proposal was approved.

Founder Share Amendment Proposal

For	Against	Abstain
21,571,930	2	0

Accordingly, the Founder Share Amendment Proposal was approved.

Redemption Limitation Amendment Proposal

For	Against	Abstain
21,571,930	2	0

Accordingly, the Redemption Limitation Amendment Proposal was approved.

Director Appointment Proposal

For	Against	Abstain
4,503,750	0	0

Accordingly, the Director Appointment Proposal was approved.

Auditor Ratification Proposal

For	Against	Abstain
22,546,693	662	0

Accordingly, the Auditor Ratification Proposal was approved.

Effective upon the approval of the Article Amendment Proposals, on August 29, 2023, the amended articles of association were amended pursuant to the resolutions set forth as Annex A to the Proxy Statement. Copies of such amendments to the amended articles of association are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

Shareholders holding 12,817,785 Class A ordinary shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $136.8 million (approximately $10.67 per share) will be removed from the Trust Account to pay such redeeming holders, and approximately $65.7 million will remain in the Trust Account.

On September 1, 2023, the Company notified Continental Stock Transfer & Trust Company of its intention to extend the Termination Date by an additional month to October 7, 2023, subject to the Sponsor (or its affiliates or permitted designees) depositing $60,000.00 into the Trust Account, on or prior to the September 7, 2023 Termination Date. On September 1, 2023, the Sponsor deposited $60,000.00 into the Trust Account and, as a result, the Termination Date was extended by one month until October 7, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: September 1, 2023	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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